UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 25, 2018

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 — Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 28, 2018, CyrusOne Inc., a Maryland corporation (the “Company”), completed its previously announced public offering (the “Offering”) of 9,200,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $62.00 per share. 6,700,000 shares of Common Stock were offered directly by the Company, including 1,200,000 shares of Common Stock sold pursuant to the exercise in full of the option granted to the Underwriters (as defined below), and 2,500,000 shares of Common Stock were offered, at the request of the Company, by the Forward Seller (as defined below) in connection with the Forward Sale Agreement (as defined below).

The Company received proceeds from the sale of 6,700,000 shares of Common Stock offered by it in the Offering, but did not receive any proceeds from the sale of 2,500,000 shares of Common Stock offered by the Forward Seller to the Underwriters. The Company contributed the net proceeds from the sale of 6,700,000 shares of Common Stock offered by it in the Offering, and intends to contribute the net proceeds from settlement of 2,500,000 shares of Common Stock under the Forward Sale Agreement, to its operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”), in exchange for an equivalent number of newly issued common units of limited partnership interests in the Operating Partnership. The Operating Partnership used a portion of such proceeds to repay borrowings under the senior unsecured revolving credit facility and intends to use the remainder to fund growth capital expenditures related to recently signed leases and for general corporate purposes, which may include funding future acquisitions, investments or capital expenditures.

In connection with the Offering, on September 25, 2018, the Company, CyrusOne GP, a Maryland statutory trust, and the Operating Partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters specified therein (the “Underwriters”), and Morgan Stanley & Co. LLC in its capacities as the forward purchaser (the “Forward Purchaser”) and the forward seller (the “Forward Seller”), pursuant to which (a) the Company agreed to issue and sell to the Underwriters up to 6,700,000 shares of Common Stock (including 1,200,000 shares of Common Stock pursuant to an option granted to the Underwriters by the Company), and (b) the Forward Seller agreed to borrow from third parties and sell to the public through the Underwriters 2,500,000 shares of Common Stock, in each case pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-211114).

The above summary is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Forward Sale Agreement

In connection with the Offering, on September 25, 2018, the Company entered into a forward sale agreement with the Forward Purchaser (the “Forward Sale Agreement”) with respect to 2,500,000 shares of Common Stock covered by the Offering. As contemplated by the Forward Sale Agreement and the Underwriting Agreement, the Forward Seller borrowed from third parties and sold to the public through the Underwriters at the closing of the Offering 2,500,000 shares of Common Stock. Pursuant to the terms of the Forward Sale Agreement, and subject to the Company’s right to elect cash or net share settlement under the Forward Sale Agreement, the Company intends to issue and sell, upon physical settlement of such Forward Sale Agreement, 2,500,000 shares of its Common Stock to the Forward Purchaser in exchange for cash proceeds per share equal to the applicable forward sale price, which will initially be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the Forward Sale Agreement. The Company expects to physically settle the Forward Sale Agreement in full and receive proceeds by September 15, 2019.

The above summary is qualified in its entirety by reference to the Forward Sale Agreement, which is filed herewith as Exhibit 1.2 and is incorporated herein by reference.

Opinion of Venable LLP

The opinion of Venable LLP, relating to the validity of (a) the Common Stock offered and sold pursuant to the Underwriting Agreement and (b) the Common Stock, if any, to be issued by the Company at a later date pursuant to the Forward Sale Agreement, is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 25, 2018, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters specified therein, and Morgan Stanley & Co. LLC, in its capacity as the forward purchaser and the forward seller.

1.2	Forward Sale Agreement, dated September 25, 2018, between CyrusOne Inc. and Morgan Stanley & Co. LLC.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

Safe Harbor

This report contains forward-looking statements regarding future events and the Company’s future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which the Company operates and the beliefs and assumptions of its management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, its anticipated growth and trends in its businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause the Company’s actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this report and those discussed in other documents the Company files with the Securities and Exchange Commission (the “SEC”). More information on potential risks and uncertainties is available in the Company’s recent filings with the SEC, including the Company’s Form 10-K report, Form 10-Q reports, Form 8-K reports and its registration statement on Form S-3 (No. 333-211114). Actual results may differ materially and adversely from those expressed in any forward-looking statements. Forward-looking statements speak only as of the date first made.  The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: October 1, 2018	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary